LORD ABBETT SERIES FUND, INC.

Developing Growth Portfolio

Supplement dated December 1, 2017 to the

Prospectus dated May 1, 2017

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, III, Partner and Portfolio Manager	2010
Arthur K. Weise, Partner and Portfolio Manager	2010
Matthew R. DeCicco, Portfolio Manager	2010

The following paragraph replaces the second paragraph in the subsection under “Management and Organization of the Fund – Portfolio Managers” on page 18 of the prospectus:

The team is headed by F. Thomas O’Halloran, III, Partner and Portfolio Manager, who joined Lord Abbett in 2001. Assisting Mr. O’Halloran are Arthur K. Weise, Partner and Portfolio Manager, and Matthew R. DeCicco, Portfolio Manager, who joined Lord Abbett in 2007 and 2001, respectively. Messrs. O’Halloran, Weise, and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund and have been members of the team since the Fund’s inception.

Please retain this document for your future reference.

LORD ABBETT SERIES FUND, INC.

Developing Growth Portfolio

Supplement dated December 1, 2017 to the

Statement of Additional Information dated May 1, 2017,

as supplemented thereafter

Each change below is effective as of December 1, 2017.

1.	The following paragraph replaces the paragraph applicable to the Developing Growth Portfolio in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the statement of additional information (the “SAI”):

F. Thomas O’Halloran, III heads Developing Growth Portfolio’s team. Assisting Mr. O’Halloran are Arthur K. Weise and Matthew R. DeCicco. Messrs. O’Halloran, Weise, and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund.

2.	The following row replaces the applicable row of the corresponding table in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-5 of the SAI:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Growth Portfolio	F. Thomas O’Halloran, III[1]	9/$4,881.8	1/$11.2	16/$684.1[2]
	Arthur K. Weise[1]	9/$4,881.8	1/$11.2	16/$684.1[2]
	Matthew R. DeCicco[3]	9/$5,254.2	1/$16.1	14/$756.3[4]

+  Total net assets are in millions.

[1]  These amounts shown are as of December 31, 2016.

[2]  Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $55.3 million in assets.

[3]  These amounts shown are as of October 31, 2017.

[4]  Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $69.3 million in assets.

3.	The following row replaces the applicable row of the corresponding table in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” beginning on page 5-8 of the SAI:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Growth Portfolio	F. Thomas O’Halloran, III[1]	X
	Arthur K. Weise[1]	X
	Matthew R. DeCicco[2]	X
[1] This amount shown is as of December 31, 2016. [2] This amount shown is as of October 31, 2017.

Please retain this document for your future reference.